                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2001

                           ROSETTA INPHARMATICS, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                                   000-30977                  91-1770023
(State or other jurisdiction of           (Commission File Number)           (I.R.S. Employer
incorporation or organization)                                              Identification No.)

                               12040 115th Ave. NE
                           Kirkland, Washington 98034
               (Address of principal executive offices) (Zip code)

                                 (425) 820-8900
              (Registrant's telephone number, including area code)

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

         (a) On July 19, 2001, Rosetta Inpharmatics, Inc., a Delaware corporation ("Rosetta"), was acquired by Merck & Co., Inc., a New Jersey corporation ("Merck"), pursuant to the terms of an Agreement and Plan of Merger, dated as of May 10, 2001 (the "Merger Agreement"), by and among, Merck, Coho Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Merck ("Merger Subsidiary"), and Rosetta (the "Merger"). A copy of the Merger Agreement was attached as Annex A to Rosetta's Definitive Proxy Statement dated June 15, 2001, filed with the Securities and Exchange Commission on June 18, 2001 (the "Proxy Statement"), and is incorporated by reference herein in its entirety. Rosetta's stockholders approved the Merger Agreement at a special meeting of Rosetta stockholders held on July 19, 2001.

             At the effective time of the Merger (the "Effective Time"), Merger Subsidiary was merged with and into Rosetta and Rosetta became a wholly-owned subsidiary of Merck. As a result of the Merger, each share of Rosetta's common stock issued and outstanding immediately prior to the Effective Time (excluding shares held in the treasury of Rosetta or shares that are owned, by Rosetta, Merck, or Merger Subsidiary) was converted into the right to receive 0.2352 shares of Merck common stock, with cash to be paid in lieu of fractional shares. For additional information concerning the Merger consideration and the source of such consideration, reference is made to the disclosure contained in the Merger Agreement and in the Proxy Statement under the caption "The Merger Agreement and Related Documents," copies of which are incorporated herein by reference. The foregoing summary of the events occurring at the Effective Time is qualified in its entirety by reference to the Merger Agreement, a copy of which is incorporated herein by reference.

             A copy of the press release announcing the completion of the Merger is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

         (b) Not applicable.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  2.1 Agreement and Plan of Merger, dated as of May 10, 2001, by and among, Merck & Co., Inc., Coho Acquisition Corp. and Rosetta Inpharmatics, Inc. attached as Annex A to the Company's Definitive Proxy Statement on Schedule 14A dated June 15, 2001, filed with the Securities and Exchange Commission on June 18, 2001, and incorporated herein by reference.

                  20.1 Definitive Proxy Statement on Schedule 14A dated June 15, 2001, filed with the Securities and Exchange Commission on June 18, 2001, and incorporated herein by reference.

                  99.1 Press Release dated July 19, 2001 announcing "Merck Completes Acquisition of Rosetta Inpharmatics, Inc."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ROSETTA INPHARMATICS, INC.

Date:  July 20, 2001                         By:    /s/ GREGORY SESSLER
                                                    ----------------------------
                                                    Senior Vice President and
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS

                                                                                              SEQUENTIALLY
EXHIBIT                                                                                         NUMBERED
NUMBER            DESCRIPTION                                                                     PAGE
------            -----------                                                                     ----
2.1               Agreement and Plan of Merger, dated as of May 10, 2001, by and among,
                  Merck & Co., Inc., Coho Acquisition Corp. and Rosetta Inpharmatics,
                  Inc. attached as Annex A to the Company's Definitive Proxy Statement
                  on Schedule 14A dated June 15, 2001, filed with the Securities and
                  Exchange Commission on June 18, 2001, and incorporated herein by reference.

20.1              Definitive Proxy Statement on Schedule 14A dated June 15,
                  2001, filed with the Securities and Exchange Commission on June 18, 2001, and incorporated herein by reference.

99.1              Press Release dated July 19, 2001 announcing "Merck
                  Completes Acquisition of Rosetta Inpharmatics, Inc."                              6